UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2022

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act.

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2022, Robyn Hunter, the Chief Financial Officer of Fortress Biotech, Inc. (the “Company”), provided notice to the Company of her resignation. Ms. Hunter’s resignation will be effective August 16, 2022. In connection with such resignation, effective August 16, 2022, David Jin, 32, who has served as the Company’s Vice President of Corporate Development and the Interim Principal Executive Officer and Chief Operating Officer of the Company’s subsidiary Avenue Therapeutics, Inc. (“Avenue”), was appointed Chief Financial Officer. Prior to joining the Company, Mr. Jin was a member of the Private Equity & Real Assets group at Barings focused on control equity and royalty/debt investments in pharmaceuticals and biotechnology. Before his time at Barings LLC, Mr. Jin was Director of Corporate Development at Sorrento Therapeutics, Inc. (Nasdaq: SRNE), where he worked on and executed various asset/company acquisitions and partnership transactions. Before his time at Sorrento Therapeutics, Inc. he was a Vice President of Healthcare Investment Banking at FBR & Co where he helped raise biotech financings and completed transactions totaling over $3.5 billion in value. He began his career in management consulting at IMS Health (now IQVIA). Mr. Jin has a Bachelor of Science degree in Industrial Engineering & Management Sciences with a double-major in Mathematical Methods in the Social Sciences from Northwestern University. There are no family relationships between Mr. Jin and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Mr. Jin will also be eligible for all other compensation and benefit plans available to the Company’s executive officers. A press release related to Mr. Jin’s appointment is attached as Exhibit 99.1 to this report and is incorporated by reference to this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated July 22, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: July 22, 2022

	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer